©2017 Evoqua Water Technologies TRANSFORMING WATER. ENRICHING LIFE.TM First Quarter 2018 Earnings February 6, 2018

Page 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions; our ability to compete successfully in our markets; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims of failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors to be described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to, expected financial outlook for fiscal 2018. Any forward-looking statement that we make in this presentation speaks only as of February 6, 2018. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA and free cash flow, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss), or net cash provided by (used in) operating activities prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Forward-Looking Statement Safe Harbor

Leading provider of mission critical water treatment solutions

eVOQUA
WATER TECHNOLOGIES

Transforming water. Enriching life.™

Core offerings

Systems



www.evoqua.com

Services



evoqua

Technologies



Key metrics

#1*	38,000	100+	$1.26 billion	$210 million
market position in North America	*blue chip customers*	*years legacy of quality and innovation*	*LTM(2) 12/31/2017 revenues*	*LTM(2) 12/31/2017 Adjusted EBITDA(1)*

*Source: Amane Advisors, data as of 2016.
(1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(2) Last twelve months calculated as the sum of FY 2017 and Q1'18 Adjusted EBITDA, less Q1'17 Adjusted EBITDA.

eVOQUA WATER TECHNOLOGIES
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Page 4 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018E $117 $120 $160 $208 $235 $255 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018E $1,097 $1,061 $1,137 $1,247 $1,330 $1,360 Summary of historical financials Revenue Adjusted EBITDA(1) % growth % margin % growth ($ in millions, FYE September 30) ($ in millions, FYE September 30) (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Represents CAGR from FY 2014 to FY 2018 using the midpoint of the FY 2018 outlook range. (3) Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined. 5% CAGR(2) 2018 Outlook (2) 7-9%9.7%7.2%(3.3%) 17-19%16.6%14.1%11.3%10.7% 13-23%29.7%33.5%2.3% 2018 Outlook 20% CAGR(2) (3) (3)

Page 5 Light industry 35% Heavy industry 27% Other 8% Municipal 30% Evoqua provides high-value added service and technology to an attractive customer base …across a diverse, growing set of end markets Service & support Chemicals Technology & innovation North America Water treatment Water transportation Meters / pumps / valves Design & construction EPC We serve $10 billion of an $85 billion market(1)… Addressed market sectors Unaddressed markets sectors $600 billion global water market(1) $85 billion global addressable market(1) $10 billion* served market We hold top market positions across our key end markets Pharma / health science Power generation Light manufacturing Microelectronics Wastewater Commercial aquatics Food & beverage Drinking water Hydrocarbon / chemical processing *Source: Amane Advisors, data as of 2016. (1) Estimated as of 2016; (2) Other includes commercial aquatics, maritime and other / miscellaneous. Maritime (2)

Page 6 We serve our customers through three operating segments Representativ e customer s(1) Industrial ▪ Full life cycle service and solutions for process and utility water ▪ Water as a service ▪ Filtration / Disinfection ▪ Anode technology ▪ Electrodeionization ▪ Analyzers and controllers ($ in millions) 15% 23% ▪ Full range of products for waste water and drinking water applications ▪ Broad services for odor and corrosion control 24% Municipal Products LTM(3) 12/31/2017 EBITDA margin(2) Services and solution s LT M (3) 12/31/201 7 revenu e $325 $643 (1) Trademarks shown are those of their respective owners. (2) EBITDA margin is defined as EBITDA as a percentage of revenue. For the definition of EBITDA and a reconciliation to operating profit, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) Last twelve months calculated as the sum of FY 2017 and Q1'18 EBITDA , less Q1'17 EBITDA, excludes central functions costs. $663 $278 $324

Industrial segment overview

FY17 revenue


52%

Overview

Water is the lifeblood of industrial customers

- **Industrial processes consume significant volumes of water:**
  - Smart phone 240 gallons
  - 60W light bulb 3,000 gallons (annually)
  - Car 39,000 gallons
- **Two primary industrial water uses:**
  - Process water
    - Vital to meet safety and production quality standards
    - Lowers maintenance costs – extends equipment life
  - Wastewater treatment and reuse solutions
    - Removes contaminants before water enters an industrial system
    - Recycle used water for reuse – closed loop
- **Evoqua's Industrial Segment:**
  - Technology agnostic solutions
  - Sells full water lifecycle
    - Water One Assurance IoT usage based technology
    - Capital systems
    - Recurring aftermarket service and spares
    - Emergency service

Key highlights

- **25,000+ customers and 200,000+ industrial installations**
- **90%+ of customers within 2 hours of a service branch**
- **Largest national service deionization network**
  - 4X larger than closest competitor
- **Largest North America mobile assets**

2017 revenues


Capital Equipment 15%
Service-related capital 7%
Aftermarket / other recurring 15%
Service 63%
85% Recurring Revenue

Key Verticals[1]	Position
Pharma and Health	#1
HPI / CPI	#1
Power	#2
Microelectronics	#1
Food and Beverage	#3
Industrial Market	#1

(1) Source: Amane Advisors, data as of 2016.

evoqua WATER TECHNOLOGIES
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Smart water digital technology launch

Snehal Desai - Chief Growth Officer

Joined Evoqua January 16, 2018

Snehal's responsibilities include smart water launch among other duties

	The challenge	The solution	Result
Water One Assurance®	**Historical model**	**Water One Assurance model**	**Improved service network efficiency**
	Per-event revenue model	Per gallon revenue model	
	Responsive to problems	Guaranteed water uptime	
	Reactive service schedules	Preplanned service schedules	
	Inefficient routing	Maximized route density	✓ Smart Water value proposition to new and existing customers





Hospital

- **Awarded a competitively bid "multi-year" SDI "price per gallon" service contract with a Gulf Coast-based hospital system**
- **Customer frustrated with high cost of tank exchange during busy periods**
- **Water One Assurance solution enabled customer to use their system at full capacity**
- **Water One Assurance was a competitive differentiator**

evoqua WATER TECHNOLOGIES

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Page 9 ▪ 4x as many local service branches as the next competitor ▪ Within 2 hours of 90% of our 25,000+ industrial customers ▪ Preventative maintenance, on- demand services, operating services and Water One® services Evoqua has a differentiated business model that is well- positioned for long-term growth Unmatched service and support network Business model delivers growing and highly recurring revenue Sticky revenue with high retention Highly visible revenue base Attractive margins ▪ 25,000+ service contracts with 99% retention rates ▪ Aftermarket portfolio supports full product life-cycle ▪ Large installed base drives service / aftermarket Stable, recurring flow of business Highly visible revenue base 78% of sales are recurring or in backlog each year Book to bill 22% Highly repeatable 23% Recurring 55% 46% of total sales are service

Page 10 M&A - Supplementing long-term organic growth ▪ Develop and commercialize new technologies ▪ Established strategy to fill gaps through M&A – Products / technology, market verticals, geographic / regional Opportunistic approach to R&D and M&A Deep M&A pipeline Completed acquisitions since April 2016 Continued profitable growth through R&D and M&A ü High purity water equipment and systems ü Service deionization and resin regeneration ü Reverse Osmosis Leading Provider: Industries Served: ü Pharmaceutical and laboratory ü Medical ü Commercial and industrial ü Agriculture Pure Water Solutions Acquired January 31, 2018 Markets: Colorado and New Mexico

Page 11 Q1'17 Q1'18 $279.9 $297.1 Q1'17 Q1'18 $37.2 $40.0 First quarter 2018 performance highlights Revenue 13.3% 13.5% % margin(3) ($ in millions) Adjusted EBITDA(1) Highlights First Quarter 2018 • Revenue growth of 6.1% • 4.8% from tuck-in acquisitions • 1.3% pro forma growth(2) • Driven by 4.2% growth in Industrial segment • Prior year included large projects (timing) in Municipal and Products Segments • Adjusted EBITDA growth of 7.4% • Adjusted EBITDA margin of 13.5% • Accretive impact of acquisitions • Lower costs from cost improvement initiatives • Partly offset by large project related product mix and aftermarket timing impacts ($ in millions) (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) Adjusted EBITDA margin % is defined as Adjusted EBITDA as a percentage of revenue. +7.4% growth +6.1% growth

Page 12 Q1'17 Industrial Municipal Products Q1'18 $279.9 $19.5 $(0.7) $(1.6) $297.1 First quarter 2018 results Q1 '17 Q1 '18 Year-Over-Year Revenue $279.9 $297.1 6.1% Gross Profit $83.1 $88.4 6.4% Operating Profit $(5.5) $9.8 N/M Net Income $(13.2) $(3.0) 77.2% Adjusted Net Income(1) $1.8 $8.4 357.0% Adjusted EBITDA(2) $37.2 $40.0 7.4% Adjusted EBITDA margin(3) 13.3% 13.5% 20 bps ($ in millions) First quarter 2018 revenue ($ in millions) +6.1% growth(2.2)% change (1.2)% change (1) For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. +13.4% growth

Page 13 Q1'17 Q1'18 $145.7 $165.2 Industrial segment Revenue 22.0% 24.3% % margin(3) ($ in millions) Highlights First Quarter 2018 • Revenue up 13.4% • 4.2% pro forma growth(2) • Driven by power and HPI/CPI end markets and industrial wastewater recycle/reuse applications • EBITDA(1) up 25.4% • EBITDA margin improved 230 bps(3) • Volume growth leverage • Cost improvement initiatives ($ in millions) +6.5% growth (1) For the definition of EBITDA and a reconciliation to operating profit, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) EBITDA % margin is defined as EBITDA as a percentage of revenue. • Awarded several capital contracts for a Flue Gas Desulfurization (FGD) system for several large strategic utilities • Expected to lead to future aftermarket, service and capital opportunities • Deliveries and installations expected in late FY2018 and early FY2019 xx% EBITDA(1) FY17 revenue Q1'17 Q1'18 $32.0 $40.113.4%growth 25.4% growth 52%

Page 14 Q1'17 Q1'18 $62.6 $61.9 Municipal segment Revenue Highlights First Quarter 2018 • Slight revenue decline • Service and capital increased 4.3% and 1.6%, respectively • Aftermarket decline of (16.1)% - primarily due to year-over-year project timing • EBITDA declined (23.0)%(1) • Product mix • Timing of planned expenses +6.5% growth +15.3% growth (1) For the definition of EBITDA and a reconciliation to operating profit, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) EBITDA % margin is defined as EBITDA as a percentage of revenue. ($ in millions) xx% EBITDA(1) FY17 revenue 13.7% 10.6% % margin(2) +6.5% growth Q1'17 Q1'18 $8.6 $6.6 (1.2)% change (23.0)% change 22% • Awarded a biological and activated carbon odor control system • Project is part of a large water reclamation plant that provides a significant amount of drinking water to a major city • Earlier in the fiscal year, Evoqua awarded Membrane Bio Reactors that are known for their effective treatment, lower energy requirements and reduced footprint ($ in millions)

FY17 revenue


26%

Products segment

Revenue

($ in millions)


$71.5
$70.0
(2.2)%
change
Q1'17
Q1'18

EBITDA[(1)]

($ in millions)


$14.9
$10.7
(28.3)%
change
Q1'17
Q1'18

% margin[(2)]

20.9%	*15.3%*

Highlights

First Quarter 2018

- **Revenue declined (2.2)%**
  - **Driven by timing of larger projects in Aquatics**
  - **Partly offset by strong year over year growth in the China market, Electrocatalytic (ballast water) and Separation Technologies products**
- **EBITDA declined (28.3)%[(1)]**
  - **Decline attributable to product mix and timing of larger projects completed in the prior year**
  - **Partly offset by strong year over year growth in the China market, Electrocatalytic and Separation Technologies products**



- **Awarded two capital orders for Vortisand cross flow filters to provide high purity water for a server farm cooling system for a Fortune 50 technology company**
- **Vortisand patented technology provides superior filtration versus traditional multi media filters along with lower operating costs**

(1) For the definition of EBITDA and a reconciliation to operating profit, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(2) EBITDA % margin is defined as EBITDA as a percentage of revenue.

evoqua WATER TECHNOLOGIES
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Page 16 Q1'17 Q1'18 $(23.0) $(2.4) Cash generation Free Cash Flow(1) ($ in millions) Highlights Leverage ▪ Free cash flow improvement driven by favorable working capital management ▪ Working capital investments largely in place ▪ Stable amounts of maintenance capex ▪ Leverage reduced through EBITDA growth and debt paydown from IPO proceeds ~$100 million (Total net debt(2) to Adjusted EBITDA(3)) Note: See appendix for non-GAAP reconciliations (1) For the definition of Free Cash Flow and a reconciliation to operating cash flow, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto (2) Total net debt is total debt minus cash and cash equivalents. (3) Adjusted EBITDA (with contributions from acquisitions) inclusive of completed acquisitions. Q4'17 1Q'18 4.0x 3.4x

Page 17 Key cash flow drivers Capital expenditures 4.9% 5.1% Capex as % sales ($ in millions) Highlights Net working capital(1) ▪ Targeted growth capex directly tied to high ROI projects ▪ Increasing pace of investments made to improve operational efficiencies and update technology and equipment Highlights ▪ Working capital from operations(2) improved $21M from Q4 ▪ Working capital stabilizing in the mid teens as a percentage of sales ▪ Additional investments include capital and municipal projects ▪ Programs in place to drive cash conversion 13.5% 14.7% 15.6% NWC as % sales ($ in millions) (1) Net working capital calculated as current assets less current liabilities, excluding cash, debt, deferred taxes and the short-term portion of capital leases included in other current liabilities. (2) Working capital from operations calculated as accounts receivable, inventory, cost in excess of billings less accounts payable and billings in excess of costs. Q1'17 Q1'18 $13.6 $15.3 Q1'17 Q4'17 Q1'18 $157.5 $183.5 $197.8

Page 18 2018 Full year outlook Full Year Revenue $1.33 to $1.36 billion Adjusted EBITDA(1) $235 to $255 million Notes: Excludes unannounced acquisitions (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

Page 19 Key investment highlights Number one market position in North America(1) Positioned to capitalize on favorable industry growth dynamics Iconic brands and differentiated technologies Unparalleled service network Large installed base Significant operatingleverage Experienced management team Proven organic and inorganic growth platform (1) Source: Amane Advisors, data as of 2016.

Page 20 Appendix

Page 21 Management reviews key performance indicators including revenue, margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity, management of assets and future prospects. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to: dividends, acquisitions, share repurchases and debt repayment. These adjusted metrics are consistent with how management views our business and are used to make financial, operating, budgeting, planning and strategic decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: "Pro forma growth" defined as revenue growth including the results of acquisitions for the periods prior to the respective acquisition dates. “EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. “Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flow does not consider certain non-discretionary cash payments, such as debt. “Adjusted net income” defined as net income adjusted to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. Excluding revenue, Evoqua provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. Non-GAAP measures

Adjusted EBITDA reconciliation

($ in millions) FYE 9/30	FY 2014(1)	FY 2015	FY 2016	FY 2017	3M ended 12/31/2016	3M ended 12/30/2017
Net Income	**$ (100.1)**	**$ (86.1)**	**$ 13.0**	**$ 6.4**	**$ (13.2)**	**$ (3.0)**
Income tax provision / (benefit)	(49.6)	47.9	(18.4)	7.4	(7.1)	(4.4)
Interest expense	24.0	34.1	42.5	55.4	14.8	17.2
Depreciation and amortization	154.9	58.1	69.3	77.9	18.6	19.9
EBITDA	**$ 29.2**	**$ 54.0**	**$ 106.4**	**$ 147.1**	**$ 13.1**	**$ 29.7**
A Restructuring and related business transaction costs	41.0	32.8	43.1	51.3	13.2	8.1
B Purchase accounting adjustment costs	18.3	—	1.3	0.2	0.2	—
C Stock-based compensation	0.3	1.6	2.0	2.3	0.5	2.6
D Sponsor fees	4.4	5.0	3.8	4.2	1.0	0.3
E Transaction costs	10.1	—	5.4	7.3	1.4	0.5
F Other gains, losses and expenses	13.8	26.4	(1.9)	(4.8)	7.9	(1.3)
Adjusted EBITDA	**$ 117.2**	**$ 119.9**	**$ 160.1**	**$ 207.7**	**$ 37.2**	**$ 40.0**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

(1) Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined.

evoqua WATER TECHNOLOGIES
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Page 23 Segment EBITDA reconciliation Note: Segment EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. Segment EBITDA is defined as operating profit before interest, taxes, depreciation and amortization. ($ in millions) Industrial Municipal Products Three months ended December 31, 2016 Operating Profit $ 23.1 $ 6.5 $ 11.4 D&A 8.9 2.1 3.5 Segment EBITDA $ 32.0 $ 8.6 $ 14.9 Three months ended December 31, 2017 Operating Profit $ 30.0 $ 4.8 $ 7.7 D&A 10.1 1.8 3.0 Segment EBITDA $ 40.1 $ 6.6 $ 10.7

Page 24 Free cash flow / Adjusted net income (1) Refer to adjustments on the Adjusted EBITDA reconciliation; also includes an adjustment of $2.1 million for incremental interest costs for Q1 2018. Tax rate used is 37.7% for Q1 2017 and 26.0% for Q1 2018. (2) Refer to adjustments on the Adjusted EBITDA reconciliation; also includes an adjustment of $5.1 million for the write-off of deferred financing fees and incremental interest costs for Q1 2018. Tax rate used is 37.7% for Q1 2017 and 26.0% for Q1 2018. ($ in millions) Q1 2017 Q1 2018 Operating Cash Flow $ (28.8) $ 5.6 (+) Adjustments, excluding stock-based compensation, net of tax(1) 14.7 7.2 (-) Capital Expenditures (13.6) (15.3) (+) Financing related to BOO capital expenditures 4.7 — (-) Purchases of intangibles (e.g., software licenses) — — Free Cash Flow $ (23.0) $ (2.4) Operating Income $ (5.5) $ 9.8 Interest expense (14.8) (17.2) Income tax (expense) benefit 7.1 4.4 Net Income $ (13.2) $ (3.0) EPS $ (0.13) $ (0.03) Adjustments, net of tax(2) 15.0 11.4 Adjusted Net Income $ 1.8 $ 8.4 Adjusted EPS $ 0.01 $ 0.07

Page 25 Capital structure overview ($ in millions) 9/30/2017 12/31/2017 Cash and cash equivalents $ 59.3 $ 80.3 Revolving Credit Facility — — First Lien Term Facility 896.6 794.6 Build-own-operate financing facilities 10.2 9.5 Capital leases 30.8 31.1 Unamortized discount and lenders fees (16.9) (15.2) Total debt 920.7 820.1 Total net debt 861.4 739.9 Leverage Table calculation: Total net debt / Adjusted EBITDA 4.1x 3.6x Total net debt / Adjusted EBITDA (with contributions from acquisitions) 4.0x 3.4x

Page 26 Pro forma growth Revenue Q1'17 Q1'18 As Reported Pro Forma Growth ($ in millions) As Reported Acquisitions Pro Forma As Reported Acquisitions Pro Forma Variance Change % Variance Change % Evoqua Water Technologies $ 279.9 $ 13.4 $ 293.3 $ 297.1 $ — $ 297.1 $ 17.2 6.1% $ 3.7 1.3 % Industrial $ 145.7 $ 12.8 $ 158.5 $ 165.2 $ — $ 165.2 $ 19.5 13.4% $ 6.7 4.2 % Municipal $ 62.6 $ — $ 62.6 $ 61.9 $ — $ 61.9 $ (0.7) (1.1)% $ (0.7) (1.1)% Products $ 71.5 $ 0.6 $ 72.1 $ 70.0 $ — $ 70.0 $ (1.6) (2.2)% $ (2.2) (3.0)%

Page 27 LTM Revenue and EBITDA ($ in millions) Revenue FYE 9/30/2017 Q1'17 Q1'18 LTM 12/31/2017 Evoqua Water Technologies $ 1,247.4 $ (279.9) $ 297.1 $ 1,264.6 Industrial $ 643.4 $ 145.7 $ (145.7) $ 165.2 $ 662.9 Municipal $ 278.6 $ 62.6 $ (62.6) $ 61.9 $ 277.9 Products $ 325.4 $ 71.5 $ (71.5) $ 70.0 $ 323.8 Adjusted EBITDA FYE 9/30/2017 Q1'17 Q1'18 LTM 12/31/2017 LTM EBITDA Margin % Evoqua Water Technologies $ 207.7 $ 37.2 $ (37.2) $ 40.0 $ 210.4 16.6% EBITDA FYE 9/30/2017 Q1'17 Q1'18 LTM 12/31/2017 LTM EBITDA Margin % Industrial $ 149.4 $ 32.0 $ (32.0) $ 40.1 $ 157.6 23.8% Municipal $ 44.8 $ 8.6 $ (8.6) $ 6.6 $ 42.8 15.4% Products $ 77.4 $ 14.9 $ (14.9) $ 10.7 $ 73.2 22.6%

©2017 Evoqua Water Technologies TRANSFORMING WATER. ENRICHING LIFE.TM